Details of company organization	12 Months Ended
Mar. 31, 2025
Text block 1 [Abstract]
Details of company organization
31. Details of company organization
(1) Major subsidiaries
Toyota primarily conducts business in the automotive industry. Toyota also conducts business in finance and other industries.
Toyota’s major subsidiaries are as follows:
Automobiles are mainly manufactured by TMC, Hino Motors Ltd. and Daihatsu Motor Co., Ltd., but some of them are outsourced in Japan. Toyota Motor Manufacturing Kentucky, Inc. and others manufacture overseas.
Auto parts are manufactured by TMC and others. These products are sold through dealers such as TOYOTA Mobility Tokyo Inc. in Japan, and through dealers such as Toyota Motor Sales, U.S.A., Inc. overseas.
In the financing business, Toyota Finance Corporation and others provide sales finance services in Japan and Toyota Motor Credit Corporation and others overseas.
Other business consists of information technology-related businesses and other businesses.
(2) Structured entities

(i)	Consolidated structured entities
Toyota periodically securitizes receivables related to financial services and vehicles on leases for liquidity and funding purposes and transfers them to special purpose entities. Toyota is deemed to have the power to direct the activities of these entities that most significantly impact the entities’ economic performances. Therefore, Toyota has consolidated them.

The creditors of these entities do not have recourse to Toyota’s general credit with the exception of debts guaranteed by Toyota. Risks to which Toyota is exposed including credit, interest rate, and/or prepayment risks are not incremental compared with the situation before Toyota enters into securitization transactions.
Toyota has equity in investment trusts and other special purpose entities. With respect to some of the investment trusts, Toyota has both the obligation to absorb losses of or the right to receive benefits from the investment trusts that could potentially be significant to the investment trusts and the power to direct the activities of the investment trusts that most significantly impact the investment trusts’ economic performance through the asset manager. Therefore, Toyota has consolidated them.
Related to securitization transactions, ¥6,257,786 million and ¥7,280,835 million receivables related to financial services, ¥6,371,509 million and ¥7,486,241 million secured debt were included in Toyota’s consolidated financial statements as of March 31, 2024 and 2025, respectively.

(ii)	Unconsolidated structured entities
Other investment trusts and other special purpose entities are instructed based on contractual arrangements, and are designed so that voting or similar rights are not the dominant factor in deciding who controls the entities. The trusts and the special purpose entities are defined as structured entities but are determined that Toyota lacks the power to direct the activities of these investments that most significantly impact the trust’s economic performance and, therefore does not consolidate the investment trusts and the special purpose entities. Investments in the investment trusts and the special purpose entities are held at fair value and are included in “Other financial assets” in the consolidated statement of financial position. The maximum exposure to loss is limited to the carrying value of its investment. The carrying value of the trusts totaled ¥92,875 million and ¥167,038 million as of March 31, 2024 and 2025, respectively. The carrying value of the special purpose entities totaled ¥1,911,621 million and ¥2,517,967 million as of March 31, 2024 and 2025, respectively. Toyota does not provide support that is not contractually required to the investments.